SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

January 10, 2002

AdvancePCS
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-21447 (Commission File Number)	75-2493381 (IRS Employer Identification No.)

5215 N. O’Connor
Suite 1600
Irving, Texas 75039
(Address and Zip Code of Principal Executive Offices)

(469) 420-6000
(Registrant’s telephone number, including area code)

Item 5. Other Events.

     AdvancePCS is filing this Form 8-K to include an updated pro forma statement of operations for the year ended March 31, 2001 related to AdvancePCS’s acquisition of PCS Holding Corporation and Subsidiaries. These financial statements are being filed to address certain comments received by the Securities and Exchange Commission based on a review of a Registration Statement on Form S-3 filed with the Securities and Exchange Commission on September 20, 2001.

Item 7. Financial Statements and Exhibits

(a)	Financial Statements of business acquired.
None.
(b)	Pro Forma Financial Information.
The unaudited pro forma condensed consolidated financial statements are submitted herewith as Exhibit 99.1
(c)	Exhibits.
The following exhibits are filed herewith:

Exhibit
Number	Exhibit

99.1	Certain unaudited pro forma condensed consolidated financial statements for the fiscal year ended March 31, 2001.

[SIGNATURE PAGE TO FOLLOW]

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCEPCS

Date: January 10, 2002	By: Name: Title:	/s/ David D. Halbert David D. Halbert Chairman of the Board and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit

99.1	Certain unaudited pro forma condensed consolidated financial statements for the fiscal year ended March 31, 2001.